UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2007

__________

INNSUITES HOSPITALITY TRUST
(Exact Name of Registrant as Specified in Charter)

Ohio      001-07062              34-6647590
(State or Other Jurisdiction      (Commission        (IRS Employer
       of Incorporation)        File Number)       Identification No.)

InnSuites Hotels Centre, 1615 E. Northern Avenue,
        Suite 102, Phoenix, Arizona                   85020
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (602) 944-1500

______________________Not Applicable___________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective January 1, 2007, Epstein, Weber & Conover, P.L.C. (“Epstein Weber”) combined its practice with Moss Adams LLP (“Moss Adams”) and therefore resigned as InnSuites Hospitality Trust’s (the “Trust”) independent registered public accounting firm. According to information provided to the Trust, all of the partners of Epstein Weber have become partners of Moss Adams.

The reports of Epstein Weber on the Trust’s financial statements for the fiscal years ended January 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2006 and 2005, and in the subsequent interim periods through January 1, 2007, there were no disagreements with Epstein Weber on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the matter in its report. In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2006 and 2005, and in the subsequent interim periods through January 1, 2007, there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

Epstein Weber was provided a copy of the foregoing disclosures and was requested to furnish the Trust with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective January 1, 2007, the Trust engaged Moss Adams to act as the Trust’s principal independent accountant. The Audit Committee of the Board of Trustees of the Trust approved the decision to engage Moss Adams.

During the fiscal years ended January 31, 2006 and 2005, and during all subsequent interim periods through January 1, 2007, the Trust did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1 - Letter from Epstein, Weber & Conover, P.L.C. to the United States Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By: /s/ Anthony B. Waters
Anthony B. Waters
Chief Financial Officer

Date: January 8, 2007